UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------

        Date of Report (Date of earliest event reported): December 7, 2005

                               CORNERSTONE BANCORP

Incorporated under the     Commission File No. 333-79543        I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1077978

                              1670 East Main Street

                          Easley, South Carolina 29640

                                 (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On December 7, 2005, the Board of Directors increased monthly directors' fees to $700.00 per meeting for each director. Committee fees remain at $100.00 per meeting attended in person, and $25.00 per meeting attended by telephone.

On December 7, 2005, the Board of Directors also increased the annual base compensation for J. Rodger Anthony, its Chief Executive Officer, to $150,000, increased the annual base compensation for Ben L. Garvin, its President, to $125,212, and increased the annual base compensation for Jennifer M. Champagne, its Executive Vice President and Chief Financial Officer, to $106,000.

Change of Control Agreements

     Effective December 8, 2005, the Company also entered into Change of Control Agreements with Jennifer M. Champagne, its Executive Vice President and Chief Financial Officer, and Susan S. Jolly, its Executive Vice President and Senior Lender (each referred to as an "Executive"). The agreements provide that, if there is a "change of control" of the Company within five years of the date of the agreements, and the Executive terminates her employment with the Company or the Company terminates her employment within six months of such change of control, the Executive will be entitled to a lump sum payment equal to a multiple of one and one-half times her annual salary in effect at the date of termination. The agreements automatically renew each year unless, 30 days prior to an annual anniversary date, notice is given by the Company that the agreements will not renew. A "change of control" is deemed to occur under the agreements if either (i) voting control of the Company is acquired, directly or indirectly, by any person or group acting in concert, (ii) the Company is merged with or into any other entity and the Company is not the surviving entity of the merger, (iii) voting control of any subsidiary of the Company by which subsidiary Executive is principally employed is acquired, directly or indirectly, by any person or group acting in concert, or (iv) any subsidiary of the Company by which Executive is principally employed is merged with or into another entity which is not also a subsidiary of the Company and such subsidiary is not the surviving entity of the merger.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CORNERSTONE BANCORP
                                    (Registrant)

Date: December 8, 2005               By: s/J. Rodger Anthony
                                        ----------------------------------------
                                        J. Rodger Anthony
                                        Chief Executive Officer